SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: February 13, 2004


                             HPL TECHNOLOGIES, INC.
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            Delaware               000-32967             77-0550714
           ----------             ----------             ----------

           2033 Gateway Place, Suite 400, San Jose, California 95011


       Registrant's telephone number, including area code:(408) 437-1466
                                                          ---------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit:  Description


99.1:     Press release, dated February 13, 2004.



Item 12. Results of Operation and Financial Condition

On February 13, 2004, HPL Technologies, Inc. (the "Company") announced its results for the third quarter ended December 31, 2003. A copy of the Company's press release, dated February 13, 2004, is attached hereto as Exhibit 99.1.


                                      * * *

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       HPL TECHNOLOGIES, INC.


Date:  February 13, 2004                           By:  /s/ Michael P. Scarpelli
                                                   -----------------------------
                                                            Michael P. Scarpelli
                               Chief Financial Officer and Senior Vice President



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                                  Exhibit Index


Exhibit  Description
------------------------------------------------

99.1     Press release, dated February 13, 2004

                                                                    Exhibit 99.1

                         HPL TECHNOLOGIES, INC. REPORTS
                 THIRD QUARTER OF FISCAL 2004 FINANCIAL RESULTS



SAN JOSE, CA, February 13, 2004 - HPL Technologies, Inc. (OTC Bulletin Board:HPLA), a leading provider of yield optimization software solutions for the semiconductor and flat panel display industries, today announced financial results for the third quarter ended December 31, 2003.

Summary of Financial Results for the Second Fiscal Quarter

HPL reported revenues of $3.5 million and a net loss of $2.2 million or $0.07 per share for the three months ended December 31, 2003, compared with revenues of $5.2 million and a net loss of $2.8 million or $0.09 per share for the three months ended December 31, 2002.


About HPL

HPL is a leading provider of yield optimization software solutions that enable semiconductor and the flat panel display ("FPD") industries to enhance the efficiency of their production process, which consists of design, fabrication and test. The Company's products include a flexible software platform that allows its customers to accelerate the process in which they identify, measure and correct sources of failure in the production process. By accelerating this process, HPL enables its customers to recognize the higher levels of revenue and profitability that are typically associated with the early part of a new semiconductor and FPD product cycle and to improve product quality and production efficiency.


This press release contains forward-looking statements. The forward-looking statements, which reflect management's best judgment based on factors currently known, involve a number of risks and uncertainties, including the following: customer concentration, competition, acceptance of our products and technology, downturn in the semiconductor industry and the nature of our sales cycle, litigation that has been filed, and the successful completion and integration of acquisitions. These factors and other risks inherent in our business are described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 27, 2003. Actual results may vary materially. The Company undertakes no obligation to update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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                             HPL TECHNOLOGIES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                   Three months ended
                                                                     December 31,
                                                            ---------------------------------
                                                                 2003             2002
                                                            ---------------- ----------------
Revenues:
Software licenses                                                   $ 1,687          $ 2,839
Consulting services, maintenance and other                            1,831            2,409
                                                            ---------------- ----------------
Total revenues                                                        3,518            5,248
                                                            ---------------- ----------------

Cost of revenues:
Software licenses                                                         6              559
Consulting services, maintenance and other (1)                          623              883
                                                            ---------------- ----------------
Total cost of revenues                                                  629            1,442
                                                            ---------------- ----------------
Gross profit                                                          2,889            3,806
                                                            ---------------- ----------------

Operating expenses:
Research and development (1)                                          1,487            1,938
Sales, general and administrative (1)                                 3,219            4,052
Stock-based compensation                                                117              332
Amortization of intangible assets                                       332              332
                                                            ---------------- ----------------
Total operating expenses                                              5,155            6,654
                                                            ---------------- ----------------
Loss from operations                                                 (2,266)          (2,848)
Interest income (expense) and other income, net                          39               92
                                                            ---------------- ----------------
Net loss before income taxes                                         (2,227)          (2,756)
Provision for income taxes                                                5                -
                                                            ---------------- ----------------
    Net loss                                                       $ (2,232)        $ (2,756)
                                                            ================ ================

Net loss per share basic and diluted                                $ (0.07)         $ (0.09)
                                                            ================ =================

Shares used in per share calculations basic and diluted              31,269           30,784
                                                            ================ ================
___________

(1) Excludes the following stock-based compensation charges:

Cost of revenues                                                        $ -              $ 1
Research and development                                                 68              166
Sales, general and administrative                                        49              165
                                                            ---------------- ----------------
                                                                      $ 117            $ 332
                                                            ================ ================

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                             HPL Technologies, Inc.
                      Condensed Consolidated Balance Sheets
                      (In thousands, except per share data)
                                   (unaudited)

                                                                      December 31, 2003

ASSETS
Current assets:
  Cash, cash equivalents and short-term investments                            $ 10,719
  Accounts receivable, net                                                        1,454
  Unbilled accounts receivable                                                      154
Prepaid expenses and other current assets                                         2,075
                                                                      -----------------
Total current assets                                                             14,402
Property and equipment, net                                                       1,616
Goodwill                                                                         27,754
Other intangible assets, net                                                      1,512
Other assets                                                                        611
                                                                      -----------------
Total assets                                                                   $ 45,895
                                                                      =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                                $ 1,154
Accrued liabilities                                                               6,848
Deferred revenue                                                                  2,065
Capital lease obligations current portion                                           140
                                                                      -----------------
Total current liabilities                                                        10,207
Capital lease obligations net of current portion                                     47
Deferred revenue                                                                     73
Other liabilities                                                                   300
                                                                      -----------------
Total liabilities                                                                10,627
                                                                      -----------------

Stockholders' equity :
Common stock                                                                         32
Additional paid-in capital                                                      124,221
Deferred stock-based compensation                                                 (215)
Accumulated deficit                                                            (88,740)
Accumulated other comprehensive loss                                               (30)
                                                                      -----------------
Total stockholders' equity                                                      35,268
                                                                      -----------------
Total liabilities and stockholders' equity                                     $ 45,895
                                                                      =================
